SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 18, 2005
                                                        -----------------

                        LEGEND INTERNATIONAL HOLDINGS INC
                 (Exact Name of Company as Specified in Charter)



         Delaware                   000-32551               23-3067904
----------------------------   -------------------   ------------------------
(State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)              File No.)           Identification No.)


        Level 8, 580 St Kilda Road, Melbourne, Victoria Australia   3004
       ------------------------------------------------------------------
               (Address of Principal Executive Offices)         (Zip Code)


Company's telephone number               61-3-8532-2860

Company's facsimile number               61-3-8532-2805

Company's email address                  lgdi@axisc.com.au

Company's Web site address               www.lgdi.com

Item 4.01    Changes in Registrant's Certifying Accountant


Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.


a)   Resignation of Previous Independent Accountant.

     i. By letter dated, February 18, 2005, Child, Sullivan & Company ("CSS") informed Legend International Holdings Inc., a Delaware corporation (the "Company") that the client - auditor relationship between the Company and CSS had ceased.

     ii. On June 7, 2004, CSS were appointed certifying accountant of the Company. As such, to date CSS have not certified any financial statements of the Company.

     iii. There have not been any disagreements with CSS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CSS, would have caused CSS to make reference thereto in their report on the Company's financial statements.

     iv. Through February 18, 2005, there have been no reportable events (as set forth in Item 304(a)(1)(v) of Regulation S-B).

     v. The Company provided CSS with a copy of the above disclosures on February 18, 2005 and requested that CSS furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company, and if not, stating the respects in which it does not agree.

          A copy of such letter is filed as an exhibit to this Form 8-K.


b) Appointment of New Independent Accountant

     i. On February 18, 2005, the Company engaged PKF, Certified Public Accountants, a Professional Corporation ("PKF"), as the Company's independent accountants commencing with the audit of the Company's financial statements for the fiscal year ended December 31, 2004. During the Registrant's most recent two fiscal years, and any subsequent interim period prior to engaging PKF, the Registrant (or someone on its behalf) did not consult PKF regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement as defined in paragraph 304(a) (iv) under Regulation S-B or a reportable event.

     ii. The Company Board of Directors approved the change in independent auditors.

Section 9 - Financial Statements and Exhibits

     Item 9.01   Financial Statements and Exhibits

     (c)   Exhibits


     16.1        Letter from Child Sullivan & Company dated February 18, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LEGEND INTERNATIONAL HOLDINGS INC.
                                         (Company)

                                         By: /s/ Peter Lee
                                             -----------------------------------
                                                 Peter Lee
                                                 Secretary

Dated: February 18, 2005